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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 12, 2003 relating to the consolidated financial statements and financial statement schedules of Media Arts Group Inc., which appears in Media Arts Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP

San Jose, California
November 26, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS